UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Advantage Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2011

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

April 30, 2011

WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed are as of April 30, 2011. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Global Dividend Opportunity Fund.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

There certainly were a rash of geopolitical and geological issues that provided headwinds, but overall, many areas across both the global equity and bond markets showed resilience and posted solid annual returns.

Dear Valued Shareholder,

We are pleased to provide you with this semiannual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the six-month period that ended April 30, 2011. After a series of extraordinary financial and economic events that affected the financial markets in the United States and throughout the world—dating back to the beginning of the financial crisis in 2008—it seems the global economy continued to move toward a more sustainable recovery throughout the period. There certainly were a rash of geopolitical and geological issues that provided headwinds, but overall, many areas across both the global equity and bond markets showed resilience and posted solid annual returns, suggesting that the most underlying fundamentals of the economy continue to strengthen.

The global economic recovery moved toward expansion.

The global economic recovery that began in mid-2009, especially within the developed countries, gained further momentum throughout the period, particularly toward the end of 2010. For example, within the U.S., gross domestic product (GDP) grew at an annualized rate of 3.1% in the fourth quarter of 2010—capping a streak of six consecutive quarters of positive GDP growth—and 2.8% for the full year. Although the path of recovery within the U.S. has been uneven at times and growth remains subpar compared with previous recoveries, the general consensus among economists is that the economy will likely continue to move toward a sustainable expansion.

Jobs and housing remained troublesome.

By the end of the six-month period ending April 30, 2011, the unemployment rate in the U.S. stood at 9.0%, down from 9.8% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. In fact, employers added just 1.1 million jobs during the entire 2010 calendar year, below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite some tentative late-year signs of stabilization. That said, persistent weakness in the labor and housing markets bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season, and industrial production and new orders have picked up. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment and technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve continued to do its part.

With inflation subdued, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. On April 27, 2011, in its final statement of the six-month period, the Fed noted that economic recovery “is proceeding at a moderate pace,” while the employment situation is “improving gradually.” With regard to inflation, the Fed noted that the rate of inflation increased but that “longer-term inflation

Letter to Shareholders	Wells Fargo Advantage Global Dividend Opportunity Fund	3

expectations have remained stable and measures of underlying inflation are still subdued.” As a result, the Fed indicated that it intends to keep short-term rates at historically low levels for as long as necessary to ensure a sustainable recovery and expansion.

The Fed also stated that “to promote a stronger pace of economic recovery,” it plans to proceed with other stimulus measures, including its second round of quantitative easing (QE2)—a plan to purchase $600 billion in long-term Treasury securities by mid-2011. The launch of QE2 in the third quarter of 2010 marked a turning point for the equity markets in that it ushered in a favorable shift in investor sentiment. Largely, investors interpreted the plan as further evidence of the Fed’s commitment to avoiding deflation and spurring economic growth.

Central banks focused on balancing the need for sustainable growth with ongoing sovereign debt concerns.

The coordinated efforts of the developed markets’ central banks to quell the worldwide financial crisis were effective in restoring order to the capital markets, and the stimulus packages provided a significant underpinning to economies, helping to restore them to growth. As a result, stock markets in the United States and worldwide continued to rebound off of their March 2009 lows and post strong positive returns for the six-month period.

Either many emerging markets countries were not as affected by the same problems as the U.S. and eurozone economies or, if they were, their difficulties were more manageable. With lower levels of consumer debt and less-speculative housing markets, economies and stock markets in China, India, and Singapore recovered quickly and continued to post generally strong returns throughout the period.

After working through the eurozone sovereign debt crisis, equities rallied for the rest of 2010.

After the global equities markets stumbled during the late spring of 2010—primarily due to the Greek sovereign debt crisis—the markets rebounded during the summer and fall of 2010. Part of the explanation for the rally lies in the precarious nature of the markets after the second quarter. By the start of the third quarter, investors had begun to price in the potential long-term effects of the sovereign debt crisis. The repricing reduced stock valuations to extremely attractive levels. When combined with earnings yields that were better than what investors were getting in the bond market, the lowered valuations were enough to convince many investors to add more risk to their portfolios. Stocks in the higher-yielding telecommunication services sector advanced due to their ability to balance risk and potential yield, driving investors back into the markets.

During the last three months of 2010, investors continued to struggle with a number of macroeconomic factors, most notably rising inflation in the emerging markets. On the plus side, the U.S. economy continued to show signs of improvement. The reaffirmation of quantitative easing by the Fed initially caused the value of the U.S. dollar to decline relative to other major currencies; however, it stabilized during the final month of the year.

The coordinated efforts of the developed markets’ central banks to quell the worldwide financial crisis were effective in restoring order to the capital markets, and the stimulus packages provided a significant underpinning to economies, helping to restore them to growth.

4	Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders

Entering the new year, central banks attempted to balance growth with inflation pressures.

2011 began moderately well, building on the momentum established during the fourth quarter of 2010. Investors focused on signs of sustainable economic growth and low volatility in many countries. In step with stronger economic conditions, corporate earnings continued to improve, further bolstering investor confidence. However, during the period, investors shifted their focus away from these developments to the political unrest in the Middle East and the tragedy affecting Japan, which prompted concerns about the impact on oil prices and the supply chain. In response, investors began to rotate out of small-cap stocks and growth stocks and into larger-cap value stocks that they perceived as offering lower levels of risk.

In the developed markets, Europe and the U.S. are good examples of how many countries are attempting to balance the effects of higher inflation with the need to firmly establish sustainable economic expansion. These governments believe that this can best be achieved through an exceptionally accommodative monetary policy. In an effort to stave off the effects of rising inflation, China, India, and Brazil have already been tightening their monetary policies through rate increases and a more restrictive approach to money supply. It is possible that if the rate of inflation in those emerging markets countries begins to stabilize or even subside, particularly in China, the countries may actually begin to loosen their monetary policies.

Concerns about sovereign debt re-emerged across the European peripheral countries, especially as Portugal became the third country to seek a bailout from the European Union and the International Monetary Fund. In addition, Ireland’s four largest banks failed another round of stress tests in March, forcing them to seek another 24 billion euros from public and private entities. Nevertheless, in spite of these renewed challenges, the peripheral countries, led by Greece, Italy, and Spain, had remarkable stock performance to start 2011. They outperformed their larger, more-developed European neighbors, such as Germany and the United Kingdom. Last year, when the sovereign debt issue first came to the forefront, it brought along with it a high level of investor anxiety, which translated into higher volatility. However, after the bailouts of Greece and Ireland, investors may have become comfortable with how policymakers have been able to handle these problems and so far seemed to mitigate the risks of contagion.

The Fund remained focused on diversification in face of ongoing geopolitical uncertainty.

Throughout the period, the Fund continued to be managed with a relatively modest overweight to companies with direct natural gas exposure. In addition, it selectively invested in telecommunications services stocks, which we believe remained attractively valued while continuing to offer a compelling dividend yield. While preferred stocks continue to offer a high level of income relative to comparable assets, the investment management team began to trim the Fund’s preferred stock exposure toward the end of the period. The intention was to position the Fund to capture the seasonal increase of dividend payouts within many foreign markets, which has been managed toward the low end of the strategy’s 40% to 70% range. In order to generate additional income, the team

Letter to Shareholders	Wells Fargo Advantage Global Dividend Opportunity Fund	5

continued to use a variety of options strategies, which may include writing calls against a long stock position in order to capture the premium and benefit from its volatility.

While stocks in the utilities sector have underperformed the broad equity market recently, during the cycle we believe that their returns will be competitive with returns of the equity market as a whole. Regulated utility companies have an abundant amount of needed or mandated projects in which to invest. As a result, these companies in the U.S. should enjoy steady earnings growth for the near future. The portfolio management team expects natural gas demand to weaken as we enter the warmer spring and summer seasons. In response, it anticipates trimming the Fund’s natural gas exposure. While the team has been increasing the Fund’s foreign stock holdings toward the higher end of its range ahead of the seasonal increase in foreign dividend payouts, it remains cautious about the foreign markets due to the current levels of geopolitical uncertainty. In response, the portfolio managers will continue to be selective on their foreign stock decisions.

A broadly diversified portfolio gives exposure to many areas of potential recovery.

As global economies continue to move toward more sustainable growth and manageable levels of inflation, there can still be moments of volatility. These periods can present both challenges and opportunities, and experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

The Wells Fargo Advantage Funds provide investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. And in a potential upturn, diversification can give you exposure to many areas of economic recovery.

Thank you for choosing Wells Fargo Advantage Funds®. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. Please visit us at www.wellsfargo.com/advantagefunds for more information about our funds and other investment products available to you. Thank you for your continued support of Wells Fargo Advantage Funds.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

6	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—April 30, 2011 (Unaudited)

Security Name	Shares	Value

Common Stocks: 71.26%

Brazil: 0.20%
Vivo Participacoes SA ADR (Telecommunication Services, Diversified Telecommunication Services)	25,000	$1,045,250

France: 8.90%
Bouygues SA (Industrials, Construction & Engineering)	225,000	11,202,494
France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	900,000	21,108,611
Suez Environnement SA (Utilities, Multi-Utilities)	230,000	5,300,740
Vivendi SA (Consumer Discretionary, Media)	296,000	9,287,937

		46,899,782

Germany: 5.51%
Deutsche Post AG (Industrials, Air Freight & Logistics)	1,300,000	25,724,616
Deutsche Telekom AG (Telecommunication Services, Diversified Telecommunication Services)	200,000	3,322,220

		29,046,836

Italy: 17.34%
Enel SpA (Utilities, Electric Utilities)	2,875,001	20,499,495
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	1,000,000	26,734,760
Hera SpA (Utilities, Multi-Utilities)	5,963,673	15,078,093
Mediaset SpA (Consumer Discretionary, Media)	2,500,000	16,648,128
Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services)	1,142,900	1,476,127
TERNA SpA (Utilities, Electric Utilities)	2,175,000	10,888,675

		91,325,278

Portugal: 2.24%
Portugal Telecom SGPS SA ADR (Telecommunication Services, Wireless Telecommunication Services)	959,797	11,795,905

Spain: 3.57%
Iberdrola SA (Utilities, Electric Utilities)	513,888	4,772,381
Red Electrica de Espana (Utilities, Electric Utilities)	220,000	14,037,749

		18,810,130

Sweden: 7.87%
Tele2 AB Series B (Telecommunication Services, Diversified Telecommunication Services)	1,652,238	41,480,609

United Kingdom: 5.65%
National Grid plc (Utilities, Multi-Utilities)	250,000	2,563,987
Pennon Group plc (Utilities, Water Utilities)	300,000	3,304,787
Scottish & Southern Energy plc (Utilities, Electric Utilities)	190,000	4,309,837
Severn Trent plc (Utilities, Water Utilities)	500,000	12,535,975
United Utilities Group plc (Utilities, Multi-Utilities)	390,223	4,116,173
Vodafone Group plc ADR (Telecommunication Services, Diversified Telecommunication Services)	100,000	2,912,000

		29,742,759

United States: 19.98%
Ameresco Incorporated Class A (Industrials, Building Products)†	131,000	2,110,410
American Water Works Company Incorporated (Utilities, Water Utilities)	100,000	2,938,000
Annaly Capital Management Incorporated (Financials, Real Estate Investment Trusts (REITs))	600,000	10,704,000
CenterPoint Energy Incorporated (Utilities, Multi-Utilities)	200,000	3,720,000

Portfolio of Investments—April 30, 2011 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	7

Security Name		Shares	Value

United States (continued)
Chatham Lodging Trust (Financials, Real Estate Investment Trusts (REITs))		552,000	$8,914,800
Colony Financial Incorporated (Financials, Real Estate Investment Trusts (REITs))		100,000	1,868,000
Comcast Corporation Class A (Consumer Discretionary, Media)		209,600	5,499,904
Convergys Corporation (Information Technology, IT Services)†		25,000	362,500
CVR Partners LP (Energy, Oil , Gas & Consumable Fuels)†		14,000	267,960
EQT Corporation (Energy, Oil, Gas & Consumable Fuels)		66,400	3,493,304
Excel Trust Incorporated (Financials, Real Estate Investment Trusts (REITs))		1,275,000	15,172,500
FirstEnergy Corporation (Utilities, Electric Utilities)		25,000	999,000
Hatteras Financial Corporation (Financials, Real Estate Investment Trusts (REITs))		175,000	4,971,750
Hicks Acquisition Company II Incorporated (Financials, Consumer Finance)†(a)		65,000	670,833
Invesco Mortgage Capital Incorporated (Financials, Real Estate Investment Trusts (REITs))		200,000	4,548,000
Kayne Anderson MLP Investment Company (Energy, Oil, Gas & Consumable Fuels)		100,000	3,058,000
National Fuel Gas Company (Utilities, Gas Utilities)		100,000	7,330,000
NII Holdings Incorporated (Telecommunication Services, Diversified Telecommunication Services)†#		75,000	3,118,500
NV Energy Incorporated (Utilities, Electric Utilities)		300,000	4,557,000
Pebblebrook Hotel Trust (Financials, Real Estate Investment Trusts (REITs))		45,000	1,143,000
Pennichuck Corporation (Utilities, Water Utilities)		5,900	167,147
PG&E Corporation (Utilities, Multi-Utilities)		55,000	2,534,400
Preferred Apartment Communities Incorporated (Financials, Real Estate Investment Trusts (REITs))†		420,000	4,065,600
SCANA Corporation (Utilities, Multi-Utilities)		50,000	2,076,000
Shenandoah Telecommunications Company (Telecommunication Services, Diversified Telecommunication Services)		249,999	4,704,981
Tesoro Logistics LP (Energy, Oil , Gas & Consumable Fuels)†		25,000	592,750
Starwood Property Trust Incorporated (Financials, Real Estate Investment Trusts (REITs))		250,000	5,697,500

			105,285,839

Total Common Stocks (Cost $323,328,110)			375,432,388

	Yield

Preferred Stocks: 24.43%

Canada: 0.28%
Nexen Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.35%	59,058	1,496,530

United Kingdom: 2.60%
Barclays Bank plc (Financials, Commercial Banks)	8.13	215,000	5,719,000
National Westminster Bank plc (Financials, Commercial Banks)	7.76	213,455	5,095,171
Royal Bank of Scotland Group plc ADR (Financials, Commercial Banks)	5.75	150,000	2,857,500

			13,671,671

United States: 21.55%
Ares Capital Corporation (Financials, Capital Markets)	7.75	100,000	2,500,000
Ashford Hospitality Trust (Financials, Real Estate Investment Trusts (REITs))	9.00	25,000	625,000
Bank of America Corporation (Financials, Diversified Financial Services)±	4.00	60,000	1,173,600
Bank of America Corporation Series 3 (Financials, Diversified Financial Services)	6.38	60,000	1,376,400
Bank of America Corporation Series 5 (Financials, Diversified Financial Services)±	4.00	40,000	762,800
Bank of America Corporation Series 8 (Financials, Diversified Financial Services)	8.63	50,000	1,346,000
Citigroup Capital XII (Financials, Commercial Banks)	8.50	250,000	6,612,500
Connecticut Light & Power Company Series 1963 (Utilities, Electric Utilities)	4.50	66,124	2,611,898
Consolidated Edison Incorporated Series A (Utilities, Electric Utilities)	5.00	53,850	5,120,058
Deutsche Bank Contingent Capital Trust V (Financials, Commercial Banks)	8.05	212,000	5,766,400
Dupont Fabros Technology Incorporated(Financials, Real Estate Investment Trusts (REITs))	7.63	81,250	2,007,688

8	Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—April 30, 2011 (Unaudited)

Security Name		Yield	Shares	Value

United States (continued)		6.69%	15,000	$1,461,095
Duquesne Light Company (Utilities, Electric Utilities)		6.50	105,000	5,156,203
E.I. DuPont de Nemours & Company (Materials, Chemicals)		4.50	22,210	2,024,664
Entergy Arkansas Incorporated (Utilities, Electric Utilities)		6.45	375,000	9,152,363
Entergy Louisiana LLC (Utilities, Electric Utilities)		6.95	200,000	20,056,260
Entergy Mississippi Incorporated (Utilities, Electric Utilities)		6.00	25,000	617,500
Entergy New Orleans Incorporated (Utilities, Electric Utilities)		5.56	11,893	1,073,499
Fifth Third Capital Trust VII (Financials, Commercial Banks)		8.88	120,800	3,221,736
First Potomac Realty Trust Series A (Financials, Real Estate Investment Trusts (REITs))		7.75	200,000	5,076,000
Hawaiian Electric Company (Utilities, Electric Utilities)		4.75	46,090	743,201
Hawaiian Electric Company (Utilities, Electric Utilities)		5.25	40,000	712,500
Heller Financial Incorporated (Financials, Diversified Financial Services)		6.95	9,000	910,969
Keycorp Capital Trust VIII (Financials, Diversified Financial Services)		7.00	10,000	256,000
Magnum Hunter Resources Corporation (Energy, Oil, Gas & Consumable Fuels)		10.25	40,000	1,026,000
MetLife Incorporated (Financials, Insurance)		6.50	172,100	4,397,155
Mississippi Power Company (Utilities, Electric Utilities)		5.25	140,000	3,444,000
National City Capital Trust IV (Financials, Commercial Banks)		8.00	74,000	1,945,460
Pacific Gas & Electric Company (Utilities, Electric Utilities)		4.80	130,000	2,710,500
Pacific Gas & Electric Company Series D (Utilities, Electric Utilities)		5.00	126,000	2,835,000
Pacific Gas & Electric Company Series I (Utilities, Electric Utilities)		4.36	39,900	798,000
Protective Life Corporation (Financials, Insurance)		8.00	100,000	2,298,000
Red Lion Hotels Capital Trust (Consumer Discretionary, Hotels, Restaurants & Leisure)		9.50	80,000	2,032,800
SCANA Corporation Series A (Utilities, Multi-Utilities)		7.70	12,000	334,560
Southern California Edison Company Series D (Utilities, Electric Utilities)		4.32	85,000	1,616,700
SunTrust Capital IX (Financials, Commercial Banks)		7.88	48,000	1,267,680
Telephone & Data Systems Incorporated (Telecommunication Services, Diversified Telecommunication Services)		7.00	100,000	2,508,000
Vornado Realty LP (Financials, Real Estate Investment Trusts (REITs))		7.88	120,000	3,244,800
Xcel Energy Incorporated (Utilities, Multi-Utilities)		4.10	7,320	570,503
Zions Bancorp (Financials, Commercial Banks)		9.50	78,680	2,115,703

				113,509,195

Total Preferred Stocks (Cost $119,863,845)				128,677,396

	Strike Price	Expiration Date	Contracts

Purchased Put Options: 0.01%

Portugal: 0.01%
Portugal Telecom SGPS SA (Telecommunication Services, Wireless Telecommunication Services)	8.31 EUR	05/02/2011	451,769	71,744

Total Purchased Put Options (Cost $189,808)				71,744

Portfolio of Investments—April 30, 2011 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	9

Security Name		Shares	Value

Investment Companies: 0.77%

United States: 0.77%
Tortoise Energy Capital Corporation		150,000	4,057,500

Total Investment Companies (Cost $3,750,000)			4,057,500

Short-Term Investments: 0.21%
	Yield

Investment Companies: 0.21%
Wells Fargo Advantage Cash Investment Money Market Fund (l)(u)	0.09%	1,088,881	1,088,881

Total Short-Term Investments (Cost $1,088,881)			1,088,881

Total Investments in Securities
(Cost $448,220,644)*	96.68%	509,327,909
Other Assets and Liabilities, Net	3.32	17,475,015

Total Net Assets	100.00%	$526,802,924

±	Variable rate investments.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

#	All or a portion of this security segregated as collateral for written options.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $453,305,444 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,291,844
Gross unrealized depreciation	(5,269,379)

Net unrealized appreciation	$56,022,465

The following table shows the percent of total long-term investments by geographic location as of April 30, 2011:

United States	43.85%
Italy	17.97%
France	9.23%
Sweden	8.16%
United Kingdom	8.53%
Germany	5.72%
Spain	3.70%
Portugal	2.34%
Canada	0.29%
Brazil	0.21%

100.0%

The following table shows the percent of total long-term investments by industry as of April 30, 2011:

Electric Utilities	22.95%
Diversified Telecommunication Services	18.47%
Real Estate Investment Trusts (REITs)	13.37%
Multi-Utilities	7.14%
Oil, Gas & Consumable Fuels	7.05%
Commercial Banks	6.81%
Media	6.19%
Air Freight & Logistics	5.06%
Water Utilities	3.73%
Construction & Engineering	2.20%
Gas Utilities	1.44%
Diversified Financial Services	1.43%
Insurance	1.32%
Investment Companies	0.97%
Capital Markets	0.49%
Building Products	0.42%
Hotels, Restaurants & Leisure	0.39%
Chemicals	0.39%
Consumer Finance	0.12%
IT Services	0.06%

100.0%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of Assets and Liabilities—April 30, 2011 (Unaudited)

Assets
Investments
In unaffiliated securities, at value	$508,239,028
In affiliated securities, at value	1,088,881

Total investments, at value (see cost below)	509,327,909
Segregated cash	280,636
Foreign currency, at value (see cost below)	15,632,967
Receivable for investments sold	10,923,317
Receivable for dividends	3,267,646
Prepaid expenses and other assets	220,200

Total assets	539,652,675

Liabilities
Payable for investments purchased	10,923,849
Written options, at value	1,159,023
Advisory fee payable	437,255
Due to other related parties	23,013
Accrued expenses and other liabilities	306,611

Total liabilities	12,849,751

Total net assets	$526,802,924

NET ASSETS CONSIST OF
Paid-in capital	$877,048,782
Overdistributed net investment income	(6,633,814)
Accumulated net realized losses on investments	(404,547,565)
Net unrealized gains on investments	60,935,521

Total net assets	$526,802,924

NET ASSET VALUE PER SHARE
Based on $526,802,924 divided by 49,007,941 shares issued and outstanding (unlimited shares authorized)	$10.75

Total investments, at cost	$448,220,644
Foreign currency, at cost	$15,244,665
Premiums received on written options	$401,764

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Six Months Ended April 30, 2011 (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	11

Investment income
Dividends*	$23,311,651
Interest	202,644
Income from affiliated securities	10,354

Total investment income	23,524,649

Expenses
Advisory fee	2,369,276
Administration fee	124,699
Custody and accounting fees	79,361
Professional fees	37,088
Shareholder report expenses	36,682
Trustees’ fees and expenses	21,771
Transfer agent fees	18,038
Other fees and expenses	26,607

Total expenses	2,713,522

Net investment income	20,811,127

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,249,495
Written options	693,256

Net realized gains on investments	4,942,751

Net change in unrealized gains (losses) on:
Unaffiliated securities	21,229,988
Written options	(501,647)

Net change in unrealized gains (losses) on investments	20,728,341

Net realized and unrealized gains (losses) on investments	25,671,092

Net increase in net assets resulting from operations	$46,482,219

* Net of foreign withholding taxes of	$732,802

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Dividend Opportunity Fund	Statements of Changes in Net Assets

	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

Operations
Net investment income	$20,811,127	$48,344,527
Net realized gains (losses) on investments	4,942,751	(16,357,133)
Net change in unrealized gains (losses) on investments	20,728,341	21,742,893

Net increase in net assets resulting from operations	46,482,219	53,730,287

Distributions to shareholders from
Net investment income	(27,444,447)	(47,916,503)
Tax basis return of capital	0	(6,857,102)

Total distributions to shareholders	(27,444,447)	(54,773,605)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	1,711,131

Total increase in net assets	19,037,772	667,813

Net assets
Beginning of period	507,765,152	507,097,339

End of period	$526,802,924	$507,765,152

Overdistributed net investment income	$(6,633,814)	$(494)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Global Dividend Opportunity Fund	13

(For a share outstanding throughout each period)
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31,
		2010	2009	2008	2007[1]
Net asset value, beginning of period	$10.36	$10.38	$11.75	$19.83	$19.10 [2]
Income from investment operations
Net investment income	0.42	0.99	0.88	1.88	1.31
Net realized and unrealized gains (losses) on investments	0.53	0.11	(0.47)	(7.96)	0.46

Total from investment operations	0.95	1.10	0.41	(6.08)	1.77
Distributions to shareholders from
Net investment income	(0.56)	(0.98)[3]	(0.78)	(2.00)	(1.00)
Tax basis return of capital	0.00	(0.14)[3]	(1.00)	0.00	0.00

Total distributions to shareholders	(0.56)	(1.12)	(1.78)	(2.00)	(1.00)
Offering costs charged to capital	0.00	0.00	0.00	0.00	(0.04)
Net asset value, end of period	$10.75	$10.36	$10.38	$11.75	$19.83
Market value, end of period	$10.19	$10.39	$9.89	$10.99	$17.29
Total return based on market value[4]	3.70%	17.35%	8.36%	(27.19)%	(8.66)%
Ratios and supplemental data
Net assets, end of period (thousands)	$526,803	$507,765	$507,097	$574,157	$968,376
Ratios to average net assets (annualized)
Expenses	1.09%	1.14%	1.11%	1.13%	1.22%
Net investment income	8.34%	9.73%	8.48%	11.07%	11.79%
Portfolio turnover rate	53%	90%	160%	218%	102%

1.	For the period from March 28, 2007 (commencement of operations), to October 31, 2007.

2.	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3.	Calculated based on average shares outstanding during the period.

4.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	15

Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income

16	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

At October 31, 2010, estimated net capital loss carryforwards, which were available to offset future net realized capital gains, were as follows:

Expiration

2015	2016	2017	2018
$9,081,249	$184,503,126	$193,644,982	$17,121,810

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	17

As of April 30, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$374,761,555	$0	$670,833	$375,432,388
Preferred stocks	83,220,406	45,456,990	0	128,677,396
Investment companies	4,057,500	0	0	4,057,500

Purchased put options	0	71,744	0	71,744

Short-term investments
Investment companies	1,088,881	0	0	1,088,881
	$463,128,342	$45,528,734	$670,833	$509,327,909

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of April 30, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$0	$(1,159,023)	$0	$(1,159,023)

Transfers in and transfers out are recognized at the end of the reporting period. For the six months ended April 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common stocks	Preferred stocks	Total
Balance as of October 31, 2010	$0	$749,700	$749,700
Accrued discounts (premiums)	0	0	0
Realized gains (losses)	0	(18,012)	(18,012)
Change in unrealized gains (losses)	0	0	0
Purchases	0	0	0
Sales	0	(731,688)	(731,688)
Transfers into Level 3	670,833	0	670,833
Transfers out of Level 3	0	0	0
Balance as of April 30, 2011	$670,833	$0	$670,833
Change in unrealized gains (losses) relating to securities still held at April 30, 2011	$0	$0	$0

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is paid a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is a sub-adviser to the Fund and is paid a fee at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also a sub-adviser to the Fund and is paid a fee at an annual rate of 0.20% of the Fund’s average daily total assets by the adviser for its services to the Fund.

18	Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements (Unaudited)

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is paid an annual administration fee of 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2011, the Fund did not issue any shares. For the year ended October 31, 2010, the Fund issued 163,097 shares.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $256,967,480 and $265,821,236, respectively, for the six months ended April 30, 2011.

7. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2011, the Fund entered into purchased and written options for hedging purposes.

During the six months ended April 30, 2011, the Fund had written options activities as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2010	11,446	$1,404,145
Options written	947,546	2,108,487
Options expired	(489,762)	(2,678,455)
Options terminated in closing purchase transactions	(7,466)	(420,697)
Options exercised	(404)	(11,716)
Options outstanding at April 30, 2011	461,360	$401,764

Open put/call options written at April 30, 2011 were as follows for the Fund:

Expiration Date	Issuer Name	Number of Contracts	Call/Put	Strike Price	Market Value	Premiums Received
May 2011	AEX Index	342	Call	377 EUR	$18,636	$19,480
May 2011	CAC Index	310	Call	4,160 EUR	130,889	17,711
May 2011	DAX Index	343	Call	7,538 EUR	221,745	46,194
May 2011	EEM Equity Index	3,624	Call	52 USD	60,058	58,599
May 2011	IBEX Index	1,165	Call	11,161 EUR	102,323	37,161
May 2011	MID Index	182	Call	1,040 USD	74,793	17,861
May 2011	NDX Index	76	Call	2,449 USD	87,608	17,559
May 2011	NII Holdings Incorporated	400	Call	44 USD	14,000	19,024
May 2011	OMX Index	981	Call	1,180 SEK	115,657	17,795
May 2011	Portugal Telecom SGPS SA	451,769	Put	8 EUR	439	65,181
May 2011	RTY Index	214	Call	881 USD	138,572	42,708
May 2011	SPY Equity Index	1,351	Call	140 USD	37,402	8,884
May 2011	SX5E Index	422	Call	3,057 EUR	129,246	19,495
May 2011	UKX Index	181	Call	6,280 GBP	27,655	14,112

The Fund had outstanding written options with total premiums received that averaged $406,619 during the six months ended April 30, 2011. As of April 30, 2011, the Fund had segregated $280,636 as cash collateral for written options. During the six months ended April 30, 2011, the Fund had purchased options with an average cost of $50,960.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

Notes to Financial Statements (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	19

The fair value of derivative instruments as of April 30, 2011 was as follows for the Fund:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Investments in unaffiliated securities, at value	$71,744	*	Written options, at value	$1,159,023

*	Amount relates to purchased options

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2011 was as follows for the Fund:

	Amount of Realized Gains (Losses) on Derivatives		Change in Unrealized Gains (Losses) on Derivatives
	Unaffiliated securities	Written options	Unaffiliated securities	Written options
Equity contracts	$(171,004)*	$693,256	$(118,064)*	$(501,647)

*	Amount relates to purchased options

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTION

On May 18, 2011, the Fund declared distributions from net investment income of $0.28 per share payable on July 1, 2011 to shareholders of record on June 15, 2011. This distribution is not reflected in the accompanying financial statements.

20	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 14, 2011, an Annual Meeting of Shareholders was held to consider a number of proposals. The results of the proposals are indicated below.

Proposal 1 – Election of Trustees:

Net Assets Voted “For”	Isaiah Harris, Jr.	$440,497,168
Net Assets Voted “Withheld”		$8,447,627
Net Assets Voted “For”	David F. Larcker	$440,688,227
Net Assets Voted “Withheld”		$8,256,568
Net Assets Voted “For”	Olivia S. Mitchell	$440,269,730
Net Assets Voted “Withheld”		$8,675,065

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site

(www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	21

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, In c. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

22	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2004	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee as well as the Independent Director’s Counsel Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	23

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Global Dividend Opportunity Fund

Each year, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), determines whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 24-25, 2011 (the “Meeting”), the Board reviewed and re-approved each of: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and Crow Point (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In approving the continuation of the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board evaluated information provided to it both in terms of the funds generally and with respect to the Fund, specifically as it considered appropriate. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Sub-Advisers.

24	Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2010. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the Fund was lower than the median performance of the Universe for the periods under review, and warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe. The Board was satisfied that the Fund’s investment performance was being appropriately monitored and that Funds Management and the Sub-Advisers were taking appropriate actions with respect to the Fund’s investment performance and requested continued reports on the performance of the Fund.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, were acceptable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were acceptable in light of the services covered by the Sub-Advisory Agreements and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rates in

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund	25

isolation. It noted that the levels of profitability of the Fund to Funds Management varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability to Funds Management of the services provided to any of the Funds, individually or in the aggregate, was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board did not consider separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis and that their profitability from their relationship with the Fund was not a material factor in determining whether to renew the agreements.

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Fund and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the multiple channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

26	Wells Fargo Advantage Global Dividend Opportunity Fund	Automatic Dividend Reinvestment Plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of Abbreviations	Wells Fargo Advantage Global Dividend Opportunity Fund	27

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments
ACB	— Agricultural Credit Bank
ADR	— American Depositary Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
ARM	— Adjustable Rate Mortgages
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BART	— Bay Area Rapid Transit
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAD	— Canadian Dollar
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CDSC	— Contingent Deferred Sales Charge
CGIC	— Capital Guaranty Insurance Company
CGY	— Capital Guaranty Corporation
CHF	— Swiss Franc
CIFG	— CDC (Caisse des Dépôts et Consignations) IX IS Financial Guarantee
COP	— Certificate of Participation
CP	— Commercial Paper
CR	— Custody Receipts
CTF	— Common Trust Fund
DEM	— Deutsche Mark
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDFA	— Economic Development Finance Authority
ETET	— Eagle Tax-Exempt Trust
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHAG	— Federal Housing Agency
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FRF	— French Franc
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUD	— Housing & Urban Development
HUF	— Hungarian Forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
MMD	— Municipal Market Data
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NLG	— Netherlands Guilder
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PSFG	— Public School Fund Guaranty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SLMA	— Student Loan Marketing Association
SPDR	— Standard & Poor’s Depositary Receipts
STIT	— Short-Term Investment Trust
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
USD	— Unified School District
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	202914 06-11 SGDO/SAR158 04-11

ITEM 2. CODE OF ETHICS

Not required in this filing

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Global Dividend Opportunity Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch
President

Date:	June 28, 2011

By:	/s/ KASEY L. PHILLIPS
Kasey L. Phillips
Treasurer

Date:	June 28, 2011